Rule 497(e)
File Nos. 333-158546
811-03972

FutureFunds Select

FutureFunds Series Account of
Great-West Life & Annuity Insurance Company

Supplement dated August 27, 2009 to
Prospectus dated August 14, 2009

This supplement adds certain information to and amends certain information contained in the Prospectus dated August 14, 2009.  Please read it carefully and keep it with your Prospectus for future reference.

IMPORTANT INFORMATION REGARDING ELIGIBLE FUND NAME AND SUB-ADVISER CHANGE

Effective September 1, 2009, Massachusetts Financial Services Company (“MFS”) will replace Alliance Capital Management L.P. as the Sub-Adviser to the Maxim Bernstein International Equity Portfolio (the “Portfolio”) and the name of the Portfolio will change from Maxim Bernstein International Equity Portfolio to Maxim MFS International Value Portfolio.  Therefore, effective September 1, 2009, the following changes are made to the Prospectus and Statement of Additional Information:

All references in the Prospectus and Statement of Additional Information to “Maxim Bernstein International Equity Portfolio” are changed to “Maxim MFS International Value Portfolio” and all references in the Prospectus and Statement of Additional Information to “Alliance Capital Management L.P.” are changed to “Massachusetts Financial Services Company.”

The investment objective and principal investment strategy on page 14 of the Prospectus is deleted in its entirety and replaced with the following:

“Maxim MFS International Value Portfolio (formerly Maxim Bernstein International Equity Portfolio) seeks long-term capital growth.  Under normal circumstances, this portfolio invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of companies located outside the U.S., including those in emerging markets.  The portfolio’s sub-adviser may invest a relatively large percentage of the portfolio’s assets in a single country, a small number of countries, or a particular geographic region.  The portfolio generally focuses on investing its assets in the stocks of companies that the sub-adviser believes are to be undervalued compared to their perceived worth (value companies).  Value companies tend to have stock prices that are low relative to their earnings, dividends, assets, and other financial measures.  The sub-adviser may invest the portfolio’s assets in companies of any size.  The sub-adviser uses a bottom-up investment approach in buying and selling investments for the portfolio.  Investments are selected primarily based on fundamental analysis of issuers and their potential in light of their current financial condition and industry position, and market, economic, political, and regulatory conditions.  Factors considered may include analysis of earnings, cash flows, competitive position, and management ability.  Quantitative analysis of these and other factors may also be considered.”

The information about Alliance Capital Management L.P. on page 21 of the Prospectus is deleted in its entirety and replaced with the following:

“Massachusetts Financial Services Company (“MFS”) serves as the sub-adviser to the Maxim MFS International Value Portfolio.  MFS is located at 500 Boylston Street, Boston, Massachusetts 02116.”

This Supplement must be accompanied by or read in conjunction with the current Prospectus, dated August 14, 2009, and should be retained for future reference.